UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2018

EVINE Live Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2018, the Board of Directors (the “Board”) of EVINE Live Inc. (the “Company”) elected Alex Spiro to the Company’s Board for a term expiring at the Company’s Annual Meeting of Shareholders in 2018 (the “2018 Annual Meeting”). Mr. Spiro was elected pursuant to the Company’s cooperation agreement (the “Agreement”) with Clinton Group, Inc. dated March 19, 2018, which was previously described in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2018. Mr. Spiro has been appointed to serve on the Corporate Governance and Nominating Committee of the Board.

Mr. Spiro is currently a partner at the law firm of Quinn Emanuel Urquhart & Sullivan LLP, having served in that capacity since November 2017. Prior to that, Mr. Spiro was an attorney at Brafman & Associates in New York City since July 2013. From 2008 to July 2013, Mr. Spiro worked as a Manhattan prosecutor. Mr. Spiro is a graduate of the Harvard Law School where he is an adjunct faculty member.

For his service as a non-employee member of the Board, Mr. Spiro will participate in the non-employee director compensation arrangements in effect during his period of service. For his service on the Board up until the 2018 Annual Meeting, Mr. Spiro will receive a pro rata portion of the applicable cash compensation described in the Company’s proxy statement for its 2017 Annual Meeting of Shareholders, which was filed with the SEC on May 4, 2017. On March 26, 2018, in connection with Mr. Spiro’s initial election to the Board, Mr. Spiro also received 14,930 restricted stock units under the Company’s 2011 Omnibus Incentive Plan (the “Plan”), which will vest in full on the date immediately preceding the date of the 2018 Annual Meeting and are subject to the terms and conditions set forth in the restricted stock unit award agreement approved for grants under the Plan and previously filed with the SEC. There are no related person transactions involving Mr. Spiro that are reportable under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Spiro’s appointment to the Board is furnished, but not filed, as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2018	EVINE Live Inc.

	By:	/s/ Andrea M. Fike
Andrea M. Fike
General Counsel